UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 29, 2003
                                                           -------------

                                  HAUSER, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                       0-17174                 84-0926801
     ------------------              ----------------           ------------
(State or other jurisdiction         (Commission File          (IRS Employer
     of incorporation)                    Number)            Identification No.)

      840 Apollo Street, Suite 209
         El Segundo, California                                          90245
        ------------------------                                         -----
(Address of principal executive offices)                                Zip Code


Registrant's telephone number, including area code:   (310) 648-7881
                                                      --------------

Registrant's Former Address:                        20710 S. Alameda Street
                                               Long Beach, California 90810-1107

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Item 5. Other Events and Regulation FD Disclosure

     On July 29, 2003, Hauser, Inc., a Delaware corporation (the "Company"), filed its Debtors' Joint Chapter 11 Plan of Reorganization (the "Plan of Reorganization") in the United States Bankruptcy Court for the Central District of California (the "Bankruptcy Court"). The Plan of Reorganization is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

     2.1 Plan of Reorganization, filed on July 29, 2003, with the Bankruptcy Court. (Exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any omitted exhibits upon request by the Securities and Exchange Commission.)


                                      -2-

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HAUSER, INC.

Dated: August 1, 2003                   By: /s/ Kenneth C. Cleveland
                                            ------------------------------
                                            Name:  Kenneth C. Cleveland
                                            Title: President and Chief Executive
                                                   Officer

                                  Exhibit Index

Exhibit No.         Description
-----------         -----------

2.1 Debtors' Joint Chapter 11 Plan of Reorganization, filed on July 29, 2003, with the United States Bankruptcy Court for the Central District of California. (Exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Hauser, Inc. hereby undertakes to furnish supplementally copies of any omitted exhibits upon request by the Securities and Exchange Commission.)